Exhibit 10.35

THIRTY THIRD AMENDMENT

TO

SECURED SENIOR LENDING AGREEMENT

BY AND BETWEEN

PIONEER FINANCIAL SERVICES, INC., PIONEER SERVICES SALES FINANCE, INC., PIONEER FUNDING, INC., PSLF, INC. AND SUBSIDIARIES
(COLLECTIVELY, THE “BORROWERS”)

AND

UMB BANK, N.A., ARVEST BANK, COMMERCE BANK, N.A., FIRST BANK, TEXAS CAPITAL BANK, N.A., BMO HARRIS BANK N.A., FIRST CITIZENS BANK, BANCFIRST, CITIZENS BANK & TRUST, ENTERPRISE BANK AND
TRUST, STIFEL BANK & TRUST, SUNFLOWER BANK, N.A., BANK OF
BLUE VALLEY, ONB BANK AND TRUST COMPANY AND

WM. D. SULLIVAN FAMILY INVESTMENT GROUP, LLC
(COLLECTIVELY, THE “VOTING BANKS”)

AND

PARKSIDE FINANCIAL BANK & TRUST, CROSSFIRST BANK, PAGE COUNTY STATE BANK, CROSSFIRST BANK LEAWOOD, PEOPLES COMMUNITY
STATE BANK, FIRST STATE BANK & TRUST CO. OF LARNED, UNITED
BANK OF KANSAS, MACON ATLANTA STATE BANK, PEOPLES
COMMUNITY BANK, BLUE RIDGE BANK AND TRUST CO., FIRST
COMMUNITY BANK, GUARANTY BANK, ALTERRA BANK, FIRST
FEDERAL SAVINGS BANK OF CRESTON FSB, HAWTHORN BANK,
LYON COUNTY STATE BANK, AND CARROLLTON BANK
(COLLECTIVELY, THE “NON-VOTING BANKS”)

AND

UMB BANK, N.A. (“AGENT”)

DATED AS OF DECEMBER 12, 2011

Amendment #33

THIRTY THIRD AMENDMENT TO SECURED SENIOR LENDING AGREEMENT

This Thirty Third Amendment to Secured Senior Lending Agreement (the “Amendment”) is made and is effective as of this 12th day of December, 2011 (the “Effective Date”) by and between the following parties:

1.                                      Pioneer Financial Services, Inc., a Missouri corporation (hereinafter referred to as (“Pioneer”), Pioneer Services Sales Finance, Inc., a Nevada corporation (“Sales Finance”), Pioneer Funding, Inc., a Nevada corporation (“Funding”), and PSLF, Inc., a Missouri corporation (“PSLF”).  All of Pioneer, Sales Finance, Funding, and PSLF, each being referred to individually as a “Borrower” and collectively as the “Borrowers”) ;

2.                                      UMB Bank, N.A., a national banking association (“UMB”), Arvest Bank, an Oklahoma banking corporation (“Arvest”), Commerce Bank, N.A., a national banking association (“Commerce”), First Bank, a Missouri banking corporation (“FBM”), Texas Capital Bank, N.A., a national banking association (“Texas”), BMO Harris Bank N.A. (“BMO Harris”), First Citizens Bank, a Kentucky banking corporation (“First Citizens”) BancFirst, an Oklahoma banking corporation (“BF”), Citizens Bank and Trust, a Missouri corporation (“Citizens”), Enterprise Bank and Trust, a Missouri Charter Trust Company (“Enterprise”), and Stifel Bank & Trust, a Missouri banking corporation (“Stifel”), Sunflower Bank, N.A., a national banking association (“Sunflower”), Bank of Blue Valley, a Kansas banking corporation (“Blue Valley”) ONB Bank and Trust Company, an Oklahoma corporation (“ONB”) and Wm. D. Sullivan Family Investment Group, LLC, a Nevada limited liability company (“Sullivan Investment”), (all of UMB, Arvest, Commerce, FBM, Texas, BMO Harris, First Citizens, BF, Citizens, Enterprise, Stifel, Sunflower, Blue Valley, ONB and Sullivan Investment being hereinafter referred to individually as a “Voting Bank” and collectively as the “Voting Banks”);

3.                                      Parkside Financial Bank & Trust, a Missouri corporation (“Parkside”), CrossFirst Bank, a national banking association (“CrossFirst”), Page County State Bank, a Missouri banking corporation (“Page”), CrossFirst Bank Leawood, a Kansas banking corporation (“CrossFirst-Leawood”), Peoples Community State Bank, a Missouri banking corporation (“Peoples State”), First State Bank & Trust Co. of Larned, a Kansas banking corporation (“First State-Larned”), United Bank of Kansas, a Kansas banking corporation (“United”), Macon Atlanta State Bank, a Missouri banking corporation (“Macon”), Peoples Community Bank, a Missouri banking corporation (“Peoples Community”), Blue Ridge Bank and Trust Co., a Missouri banking corporation (“Blue Ridge”), First Community Bank, a Missouri banking corporation (“First Community”), Guaranty Bank, a Missouri banking corporation (“Guaranty”), Alterra Bank, a Kansas banking corporation (“Alterra”), First Federal Savings Bank of Creston FSB, an Iowa corporation (“Creston”), Hawthorn Bank, a Missouri banking corporation (“Hawthorn”), Lyon County State Bank, a Kansas banking corporation (“Lyon”), and Carrollton Bank, an Illinois corporation (“Carrollton”) (all of Parkside, CrossFirst, Page, CrossFirst-Leawood, Peoples-State, First State-Larned, United, Macon, Peoples Community, Blue Ridge, First Community, Guaranty, Alterra, Creston, Hawthorn, Lyon, and Carrollton, each being hereinafter referred to individually as a “Non-Voting Bank” and collectively as the “Non-Voting Banks”); and

4.                                      UMB is also hereinafter also sometimes referred to as “Agent” when it acts in its capacity as Agent for the Banks.

WHEREAS, Pioneer, Agent and certain of the Voting Banks entered into a Secured Senior Lending Agreement among themselves originally dated as of June 12, 2009 which has subsequently been amended by various amendments numbered 1 through 32 which modified certain of the terms and added additional Voting Banks and Non-Voting Banks (collectively “Banks”) (hereinafter referred to, as previously amended, as the “Agreement”); and

WHEREAS, Pioneer, the other Borrowers, Agent and each of the Banks desire to further amend the Agreement by this Amendment so as to permit PSLF and other Borrowers, as needed, to obtain the various Lending License Bonds (as defined herein) that are needed in order to obtain a Lending License (as defined herein) and be an authorized lender in certain states, including but not limited to the States of Kansas, Oklahoma, Colorado and Iowa, for purposes of satisfying certain state regulatory and Licensing Requirements (as defined herein) now applicable to PSLF due to the transfer of certain Legacy Loans to PSLF in order to comply with certain Regulatory Requirements imposed by the Dodd-Frank Act or any other state or federal requirements; and

WHEREAS, Borrowers represent that such Licensing Requirements are mandatory conditions for PSLF to be able to hold the Legacy Loans transferred, and to be transferred, to it and to operate as a licensed lender in various states; and

WHEREAS, Pioneer, PSLF and the other Borrowers hereby confirm that all notes, documents evidencing or confirming the grant of liens and security interests and all other related documents executed pursuant to the Agreement, except as otherwise expressly amended by this Agreement, remain in full force and effect; and

WHEREAS, this Agreement may be amended in the manner described in this Amendment upon the approval of the Voting Banks and without the approval of the Non-Voting Banks; and

WHEREAS, Pioneer, PSLF, the other Borrowers, Agent and the Banks desire that all existing and future extensions of credit by any of the Banks to the Borrowers be subject to the terms and conditions of this Agreement as amended by this Amendment.

NOW, THEREFORE, in consideration of the mutual agreements of the parties hereto and for other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1

CHANGES TO CERTAIN DEFINITIONS

When used in this Agreement, all terms defined in the Agreement, upon execution of this Amendment, shall have the same meanings in this Amendment as given to such terms in the Agreement except the following words, terms or names shall have the meanings set forth in this section:

“Lending License” means any and all licenses which PSLF, or any other Borrower, is required to have by any one or more states or the federal government in order for such Borrower to legally operate its lending business within, or lend to consumers or businesses located within, the territorial limits of such states.

“Lending License Bond” means any surety, payment, performance or other bond, obligation, guaranty or undertaking required by any state or federal regulatory agency or instrumentality in order to obtain a Lending License permitting one to be located within, or to operate a business that lends money, buys or sells loans or originates loans to business or consumers located within, its territorial borders.

“Licensing Requirements” means any regulations or licensing requirements promulgated by any state or federal regulatory authority which governs or restricts lenders such as the Borrowers or imposes regulations on those who make loans or other financial accommodations to consumers or businesses that obligates such lenders to obtain a Lending License and/or a Lending License Bond.

SECTION 2

ADDITIONS, CONSENTS, WAIVERS, AND APPROVALS

(1)                                 The defined terms “Lending License”, “Lending License Bond” and “Licensing Requirements” are hereby added to Section 1 entitled “Definitions” of the Agreement.

(2)                                 Lending License Bonds permitted under Section 7.3 of the Agreement will henceforth be deemed to be included within these items described in Section (iii) of the definition of “Permitted Liens” that may be secured by a Lien.

(3)                                 The following Lending License Bonds now being required by the states of Kansas, Oklahoma, Colorado and Iowa are hereby approved:

STATE	AMOUNT
Kansas	$100,000
Oklahoma	$100,000
Colorado	$25,000
Iowa	$25,000

(4)                                 Future Lending License Bonds other than those specifically approved in Section 3 above are also hereby approved provided that for each additional Lending License Bond all of the following conditions are met:  (a) such Lending License Bond is a condition to PSLF or one of other Borrowers obtaining a Lending License in a particular state in order to satisfy such state’s Licensing Requirements, (b) with the addition of such Lending License Bond, the aggregate amount of all such Lending License Bonds for the Borrowers does not exceed $250,000 in any particular state, and (c) with the addition of such Lending License Bond, the aggregate amount of all Lending License Bonds of the Borrowers does not exceed $1,500,000 in the aggregate at any one time.  Any Lending License Bond which does not meet all of the requirements set forth in this Section will require the prior approval of the Required Banks.

(5)                                 The Lending License Bonds permitted under the terms of this Amendment shall be authorized under Section 5.12 of the Agreement and shall be added to Exhibit S of the Agreement.  A new Exhibit S-1 is attached hereto.

(6)                                 The purpose of the Borrowers obtaining the Lending License Bonds and the Lending Licenses is, among other reasons, to comply with Section 6.8 of the Agreement.

(7)                                 Section 7.3 “Permitted Indebtedness” shall be deleted in its entirety and shall be replaced with the following:

“7.3                         Permitted Indebtedness.  No Subsidiary will incur, create or permit to exist indebtedness to any person or entity other than Pioneer and the Banks except only the following permitted indebtedness incurred in the ordinary course of each of such Subsidiary’s respective business (the “Permitted Indebtedness”) (i) current trade payables not more than ninety (90) days past due, (ii) lease obligations for real estate, fixtures and equipment, (iii) purchase money obligations for capital expenditures, and (iv) Lending License Bonds permitted under this Agreement.  The aggregate amount of all such Subsidiary Permitted Indebtedness, excluding real property lease obligations for each Subsidiary, shall not exceed Two Hundred Fifty Thousand Dollars ($250,000) in the aggregate for all Subsidiaries at any time, provided, however, that the Lending License Bonds permitted hereunder shall not be included in the $250,000 aggregate limitation for Subsidiaries.  Pioneer will not incur, create or permit to exist indebtedness to any Person other than the Banks except only the following permitted indebtedness incurred in the ordinary course of Pioneer’s business (the “Pioneer Permitted Indebtedness”) (i) current trade payables not more than ninety (90) days past due, (ii) lease obligations for real estate, fixtures and equipment, (iii) purchase money obligations for capital expenditures, and (iv) Lending License Bonds permitted under this Agreement.  The aggregate amount of all such Pioneer Permitted Indebtedness, excluding real property lease obligations, shall not exceed Five Hundred Thousand Dollars ($500,000) in the aggregate for Pioneer at any time,” provided, however, that the Lending License Bonds permitted hereunder shall not be included in the $500,000 aggregate limitation for Pioneer.

(8)                                 Section 7.4 “Redemption/Guarantees/Advances/Issuance of Stock/Dividend” shall be deleted in its entirety and shall be replaced with the following:

“7.4.                      Redemptions/Guarantees/Advances/Issuance of Stock/Dividends.  The Borrowers will not (i) without the prior written consent of the Required Banks, make any distribution of assets to MCFC except (a) payments of dividends declared in the ordinary course of business which do not create the occurrence of an Event of Default hereunder and are in compliance with the following limitations as of the date of payment of any such dividends: (x) no dividends, cash or non-cash, may be paid if the Senior Debt/Net Receivable Ratio is eighty percent (80%) or more; (y) if the Senior Debt/Net Receivable Ratio is less than seventy-seven and one-half percent (77.5%) cash dividends, subject to the fifty percent (50%) limitation set forth in Section 6.15(ii) hereof may be paid; and (z) if the Senior Debt/Net Receivable Ratio is seventy-seven and one-half percent (77.5%) or more but less than eighty percent (80%), dividends may only be paid, subject to the fifty percent (50%) limitation set forth in Section 6.15(ii) hereof, and which are, immediately upon payment thereof, loaned to Pioneer as Subordinated Debt; and (b) payments of interest on Subordinated Debt payable to MCFC prior to the declaration of an Event of Default by the Agent nor will they purchase, redeem, retire or otherwise acquire any shares of their equity interests or issue any shares of their equity interests, or (ii) authorize or make any other distribution to any stockholder, equity owner, subsidiary, affiliate or Person of any of the assets or business of the Borrowers.  The Borrowers will not directly or indirectly make any capital contribution to or purchase, redeem, acquire or retire any of the equity interests of the Borrowers or any subsidiary of any Borrower (whether such interests are now or hereafter issued, outstanding or created.  No Borrower will (iii) enter into any management agreement with any other Borrower or affiliate, or (iv) make or guarantee any loan or advance to any Person except to another Borrower in an amount not exceeding Fifty Thousand Dollars ($50,000) in the aggregate except for reasonable compensation for services performed or expenses incurred in the ordinary course of the Borrowers’ business, provided however, that the Borrowers may guaranty, loan, act as a surety or otherwise take steps or incur obligations necessary to assist another Borrower in obtaining a Lending License Bond permitted under this Agreement.  The $50,000 aggregate limit shall not apply to Lending License Bonds permitted hereunder.”

SECTION 3

REAFFIRMATION OF REMAINDER OF AGREEMENT

All provisions of the Agreement except for those sections specifically modified or added as described herein shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

PIONEER FINANCIAL SERVICES, INC.		PIONEER FUNDING, INC.

By:		By:
Name:	Laura V. Stack	Name:	Laura V. Stack
Title:	Treasurer	Title:	Secretary and Treasurer

PSLF, INC.		PIONEER SERVICES SALES FINANCE, INC.

By:		By:
Name:	Laura V. Stack	Name:	Laura V. Stack
Title:	Treasurer	Title:	Secretary and Treasurer

FIRST BANK		ARVEST BANK

By:		By:
Name:	Stephen Sainz	Name:	Cindy Nunley
Title:	Executive Vice-President	Title:	Senior Vice-President

BANCFIRST		FIRST CITIZENS BANK

By:		By:
Name:	Mark C. Demos	Name:	Scott T. Conway
Title:	Senior Vice-President	Title:	Chief Executive Officer

UMB BANK, N.A., as a Bank and as Agent		BMO HARRIS BANK N.A.

By:		By:
Name:	Douglas F. Page	Name:	Adam Mander
Title:	Executive Vice-President	Title:	Officer

CITIZENS BANK & TRUST		COMMERCE BANK, N.A.

By:		By:
Name:	Kelley Wilcox	Name:	David Enslen
Title:	Senior Vice President, Commercial Banking	Title:	Senior Vice-President

TEXAS CAPITAL BANK, N.A.		ENTERPRISE BANK AND TRUST

By:		By:
Name:	Reed Allton	Name:	Linda Hanson
Title:	Executive Vice President	Title:	Regional President, Kansas City

BANK OF BLUE VALLEY		STIFEL BANK & TRUST

By:		By:
Name:	Kevin Klamm	Name:	John Haffenreffer
Title:	Commercial Loan Officer	Title:	President

ONB BANK AND TRUST COMPANY		SUNFLOWER BANK, N.A.

By:		By:
Name:	Matt Adams	Name:	David Rambo
Title:	Senior Vice President, Commercial Loan Officer	Title:	President - Kansas City

WM. D. SULLIVAN FAMILY INVESTMENT GROUP, LLC

By:
		Name:	William Sullivan
		Title	Manager

EXHIBIT S-1

[ADD THE LISTING OF LENDING LICENSE BONDS TO CURRENT EXHIBIT S]